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             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549


                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported) November 30, 1995


                 FLEET FINANCIAL GROUP, INC.
   (Exact name of registrant as specified in its charter)




                        RHODE ISLAND
       (State or other jurisdiction of incorporation)


          1-6366                        05-0341324
     (Commission File Number)      (IRS Employer Identification No.)


One Federal Street, Boston, Massachusetts          02211
     (Address of principal executive office)     (Zip Code)


Registrant's telephone number, including area code:  617-292-2000


         50 Kennedy Plaza, Providence, Rhode Island 02903
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    (Former name or former address, if changed since last report)

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


Item 2.        Acquisition or Disposition of Assets
               ------------------------------------

     On November 30, 1995, Fleet Financial Group, Inc. ("Fleet") consummated the merger of Shawmut National Corporation ("Shawmut") with and into Fleet. As a result of the merger, each Shawmut stockholder has the right to receive, for each share of Shawmut common stock ("Shawmut Common Stock") held by such stockholder, except for shares held by dissenting shareholders or shares held by Fleet or its subsidiaries or by Shawmut or its subsidiaries (other than in both cases shares held in a fiduciary capacity or as a result of debts previously contracted), 0.8922 shares of the Common Stock, $0.01 par value (including the associated preferred share purchase rights), of Fleet ("Fleet Common Stock").


     In addition, each share of preferred stock with cumulative and adjustable dividends, 9.30% cumulative preferred stock (the "Shawmut 9.30% Preferred Stock") and 9.35% cumulative preferred stock (the "Shawmut 9.35%
Preferred Stock") of Shawmut was converted into one share of preferred stock with cumulative and adjustable dividends, 9.30% cumulative preferred stock (the "Fleet 9.30% Preferred Stock") and 9.35% cumulative preferred stock (the "Fleet
9.35% Preferred Stock") of Fleet. The depositary shares, each representing one-tenth of a share of Shawmut 9.30% Preferred Stock and Shawmut 9.35% Preferred Stock, respectively, are exchangeable for depositary shares, each representing one-tenth of a share of Fleet 9.30% Preferred Stock and one-tenth of a share of Fleet 9.35% Preferred Stock, respectively. Further, each warrant (a "Shawmut Warrant") to purchase one share of Shawmut Common Stock was converted into a warrant (a "Fleet Warrant") to purchase 0.8922 shares of Fleet Common Stock at an exercise price of $24.78 per share of Fleet Common Stock. Each
Shawmut Warrant was converted into a Fleet Warrant as follows:
(a) the number of shares of Common Stock subject to the Fleet Warrant shall be equal to the product of the number of shares of Shawmut Common Stock subject to the Shawmut
Warrant, and the exchange ratio of 0.8922, rounded down to the nearest share and (b) the exercise price per share of Fleet Common Stock subject to the Fleet Warrant will be equal to $24.78, determined by dividing the exercise price per share of Shawmut Common Stock under the Shawmut Warrant ($22.11) by the exchange ratio of 0.8922. The duration and other terms of Fleet Warrants are identical to those of the Shawmut Warrants. Therefore, Fleet Warrants continue to expire at 5:00 p.m., New York City Time on January 18, 1996.

     The Merger was accounted for as a pooling of interests.

Item 7.        Financial Statements and Exhibits
               ---------------------------------

     (a)  Financial Statements of Shawmut and subsidiaries

     (i)  Consolidated Balance Sheets of Shawmut at December
          31, 1994 and 1993 and the related Consolidated Statements of Income, of Changes in Shareholders' Equity and of Cash Flows for each of the three years in the period ending December 31, 1994 (incorporated by reference to Exhibit 99(b) of Fleet's Current Report on Form 8-K dated April 13, 1995).

     (ii) The following unaudited financial statements of Shawmut and accompanying notes are incorporated by reference from Shawmut's quarterly report on Form 10-Q for the quarter ended September 30, 1995 (File No. 1-10101): Consolidated Balance Sheet as of September 30, 1995; Consolidated Statements of Income for the three and nine months ended September 30, 1995; Consolidated Statement of Cash
          Flows and Consolidated Statement of Changes in Stockholders' Equity for the three and nine months ended September 30, 1995; and Notes to Consolidated Financial Statements (to the extent applicable to the foregoing Financial Statements). (Portions of Shawmut's Form 10-Q not specifically incorporated by reference are not required for this Current Report and are not incorporated by reference herein).

     (b)  Pro Forma Financial Statements

     (i)  Unaudited Pro Forma Condensed Combined Balance
          Sheet of Fleet as of December 31, 1994, and the Unaudited Pro Forma Condensed Combined Statement of
          Income for the years ended December 31, 1994, 1993, and 1992 (incorporated by reference to Exhibit 99(a) of Fleet's Current Report on Form 8-K dated April 13, 1995).

     (ii) Unaudited Pro Forma Condensed Combined Balance
          Sheet of Fleet as of September 30, 1995, and the Unaudited Pro Forma Condensed Combined
          Statement of Income for the nine-month period ended
          September 30, 1995 (incorporated by reference to
          Exhibit 99(a) of Fleet's Current Report on Form 8-K dated November 15, 1995).

     (c)  Exhibits

          The following exhibits are filed as part of this report:

2 Agreement and Plan of Merger dated February 20, 1995 between Fleet and Shawmut (incorporated by reference to Exhibit 2 of Fleet's Registration Statement on Form S-4 [No. 33-58933]).

23   Consent of Price Waterhouse LLP

99(a)  Consolidated Balance Sheets of Shawmut at
       December 31, 1994 and 1993 and the related Consolidated Statements of Income, of Changes in Shareholders' Equity and of Cash Flows for each of the three years in the period ending December 31, 1994 (incorporated by reference to Exhibit 99(b) of Fleet's Current Report on Form 8-K dated April 13, 1995).

99(b) The following unaudited financial statements of Shawmut and accompanying notes are incorporated by reference from Shawmut's quarterly report on Form 10-Q for the quarter ended September 30, 1995 (File No. 1-10101):
      Consolidated Balance Sheet as of September 30, 1995;
      Consolidated Statements of Income for the three and nine month periods ended September 30, 1995; Consolidated Statement of Cash Flows and Consolidated Statement of Changes in Stockholders' Equity for the three and nine month periods ended September 30, 1995; and Notes to Consolidated Financial Statements (to the extent applicable to the foregoing
      Financial Statements). (Portions of Shawmut's Form 10-Q not specifically incorporated by reference are not required for this Current Report and are not incorporated by reference herein).

99(c) Unaudited Pro Forma Condensed Combined Balance
      Sheet of Fleet as of December 31, 1994, and the Unaudited Pro Forma Condensed Combined Statements of Income for the years ended December 31, 1994, 1993, and 1992 (incorporated by reference to Exhibit 99(a) of Fleet's Current Report on Form 8-K dated April 13, 1995).

99(d) Unaudited Pro Forma Condensed Combined Balance
      Sheet of Fleet as of September 30, 1995, and the Unaudited Pro Forma Condensed Combined Statement of Income for the nine-month period ended September 30, 1995
      (incorporated by reference to Exhibit 99(a) of Fleet's
      Current Report on Form 8-K dated November 15, 1995).

                         SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, as amended, Fleet has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.


                                   FLEET FINANCIAL GROUP, INC.

                                   By   /s/  William C. Mutterperl
                                        ---------------------------
                                        /s/  William C. Mutterperl
                                        Senior Vice President,
                                        Secretary and General Counsel





Date:  December 12, 1995